UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Earliest Event Reported: July 6, 2000

                           LAHAINA ACQUISITIONS, INC.
             (Exact Name of Registrant as specified in its Charter)

                          Commission File No. 0-27480

      Colorado                                                     84-1325695
--------------------------------------------------------------------------------
  (State or other jurisdiction                                (I.R.S Employer
of incorporation or organization)                           Identification No.)

                        5895 Windward Parkway, Suite 220
                           Alpharetta, Georgia 30005
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          (Address of Principal Executive Offices, including Zip Code)

                                 (770) 754-6140
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              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                   Copies to:

                           Robert E. Altenbach, Esq.
                                 Kutak Rock LLP
                                   Suite 2100
                           235 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                                 (404) 222-4600

================================================================================

This is Amendment No. 1 to the Registrant's current report on Form 8-K that was originally filed on July 14, 2000. This Amendment No. 1 is being filed to add clarification and specificity to the information included in the original filing.

                           LAHAINA ACQUISITIONS, INC.
                                   FORM 8-K/A


Item 4.  Changes in Registrant's Certifying Accountant

     In a letter dated July 6, 2000, Deloitte & Touche LLP ("Deloitte") who had served as principal accountant to audit the financial statements of the Registrant, resigned from its engagement with the Registrant. Following such resignation, the Board of Directors of the Registrant approved the engagement of BDO Seidman, LLP ("BDO") as the Registrant's principal accountant and replacement for Deloitte. The Board approved the engagement of BDO because it had the resources needed to serve the Registrant as its business grows.

     Deloitte was engaged as Registrant's principal accountant in September of 1999 and Deloitte's report on the Registrant's financial statements as of September 30, 1999 and for the period from July 9, 1999 (date of inception) to September 30, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the period in which Deloitte served as principal accountant, the period from roughly September 17, 1999 until July 6, 2000, included the Registrant's most recent Annual Report on Form 10-K (September 30, 1999 and the period from July 9, 1999 (date of inception) to September 30, 1999) and the subsequent interim periods preceding the resignation of Deloitte, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

     Deloitte did not advise the Registrant at any time it served as principal accountant, which included the Registrant's most recent Annual Report on Form 10-K (September 30, 1999 and the period from July 9, 1999 (date of inception) to September 30, 1999) and the subsequent interim periods preceding the resignation of Deloitte:

          (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

          (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the period it served as principal accountant that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

         (d) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     Deloitte was authorized by the Registrant to respond fully to inquiries of BDO.

     Neither the Registrant nor anyone on its behalf consulted with BDO regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that BDO concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

ITEM 7. EXHIBIT INDEX

16.1    Letter from Deloitte & Touche LLP regarding Change in Certifying
        Accountant


                 (Remainder of page intentionally left blank.)

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Lahaina Acquisitions, Inc
                                             (REGISTRANT)


Dated: July 24, 2000                         /s/ L. Scott Demerau
--------------------                         -------------------------------
                                             L. Scott Demerau, President and
                                             Chief Executive Officer